GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Institutional, Investor, Separate Account Institutional, Class P, and Class R6 Shares of the

Goldman Sachs U.S. Mortgages Fund

(the “Fund”)

Supplement dated March 25, 2021 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2020, as supplemented to date

Effective March 31, 2021, Christopher J. Creed will no longer serve as a portfolio manager for the Fund. Christopher J. Hogan and Matthew T. Kaiser will continue to serve as portfolio managers for the Fund.

Accordingly, effective March 31, 2021, all references to Mr. Creed in the Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses and SAI for future reference.

SSFI6TBDSTK 03-21